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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ]  Preliminary Proxy Statement
    [ ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or
         Section 240.14a-12



                               THE BOEING COMPANY
                (Name of Registrant as Specified in Its Charter)


                            ------------------------
                   (Names of Person(s) Filing Proxy Statement



Payment of Filing Fee (Check the appropriate box):

    [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
         or Investment Company Act Rule 20a-1(c).
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4)  Proposed maximum aggregate value of transaction:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
         (2)  Form, schedule or registration statement no.:
         (3)  Filing party:
         (4)  Date filed:

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                              THE BOEING COMPANY

                                 AMENDMENT TO
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                     AND
                               PROXY STATEMENT

To Our Shareholders:

This is an amendment to the Notice of Annual Meeting of Shareholders dated March 10, 1995 and the proxy statement for The Boeing Company (the "Company") with respect to the Annual Meeting of Shareholders to be held on April 24, 1995 (the "Annual Meeting").

The Board of Directors of the Company is pleased to nominate an additional candidate for election as a director at the Annual Meeting. As a result of this nomination, the election conducted at the Annual Meeting will be for six directors. The following information amends the proxy statement with respect to the election.


                                        [facsimile signature]
                                        HEATHER HOWARD
                                        Corporate Secretary and
                                        Corporate Counsel

                                        Seattle, Washington
                                        March 15, 1995


                         AMENDMENT TO PROXY STATEMENT

                            ELECTION OF DIRECTORS

The Board of Directors has increased the size of the board from thirteen to fourteen, effective at the time of the Annual Meeting. In addition to the nominees described in the original proxy statement, the board nominates the following candidate, who is not currently a board member, for a three-year term.

FRANKLIN D. RAINES

Vice Chairman of the Federal National Mortgage Association (Fannie
Mae). Age 46. Since 1991, Mr. Raines has been Vice Chairman of Fannie Mae (a company that provides a secondary market for residential mortgages through portfolio purchases, issuance of mortgage-backed securities, and other services). He was a General Partner in municipal finance at the investment banking firm of Lazard FrAres & Co. from 1985 to 1990. Mr. Raines served on the White House staff and with the U.S. Office of Management and Budget from 1977 to 1979. He is also a director of Fannie Mae, MITRE Corporation, and Pfizer, Inc. Mr. Raines owns 1,000 shares of Boeing stock.
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If all of the nominees are elected, the board will consist of twelve independent directors and two members of management. The Company's By-Laws provide that the directors are to be divided into three classes, each to be composed as nearly as possible of one-third of the directors. In order to keep the classes nearly equal, the board has nominated Frank Shrontz for a two-year term expiring at the time of the annual meeting in 1997. The other five nominees are candidates for three-year terms expiring at the time of the annual meeting in 1998.

                       SECURITY OWNERSHIP OF MANAGEMENT

The table on page 18 of the proxy statement is amended to read as follows:

                                        Number of               Other
                        Number of       Shares That             Interests
                        Shares          May Be                  in Shares
Name of Beneficial      Beneficially    Acquired by             or Share
Owner                   Owned           Exercising Options      Equivalents

Directors and Nominess

Robert A.  Beck         1,125           2,010                   11,945(1)
John E. Bryson            500(2)            0                      106(1)
John B. Fery            2,250           2,010                        0
Paul E. Gray              800(2)        1,710                        0
Harold J. Haynes        8,000           2,010                        0
Stanley Hiller, Jr.    10,630           2,010                        0
George M. Keller        4,375(2)        2,010                        0
Donald E. Petersen      1,500           2,010                    2,590(1)
Charles M. Pigott      15,093           2,010                        0
Franklin D. Raines      1,000               0                        0
Rozanne L. Ridgway        100           2,010                    1,234(1)
George H. Weyerhaeuser  9,112           2,010                        0

Named Executive Officers (*also serve as directors)

Frank Shrontz*         17,670         415,124(4)                29,966(3)
Douglas P. Beighle      8,311         127,050                   10,702(3)
Philip M. Condit*       5,818          53,450(4)                12,230(3)
Boyd E. Givan           9,552(5)       80,275(4)                10,235(3)
C. Gerald King         11,999          71,587(4)                 8,643(3)
Ronald B. Woodard           0          27,012(4)                 7,610(3)(6)
All directors and
executive officers as
a group(23 persons)   122,189(5)      985,721(4)               119,449



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                     SOLICITED BY THE BOARD OF DIRECTORS
                              THE BOEING COMPANY
                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 24, 1995

        The undersigned hereby appoints Philip M. Condit, George M. Keller, and George H. Weyerhaeuser (the "Proxy Committee"), and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 24, 1995 (the "Meeting"), and at any adjournment thereof, as indicated on the reverse side of this card with respect to the election of directors, and with discretionary authority as to any other matters that may properly come before the Meeting, in accordance with and as described in the Notice and Proxy Statement for the Meeting.

        If there are shares of stock allocated to the undersigned in Fund E of The Boeing Company Voluntary Investment Plan for Salaried Employees or the Voluntary Investment Plan for Hourly Employees, the undersigned hereby instructs the Trustee to vote all of such shares at the Meeting and any adjournment thereof, as indicated on the reverse side of this card with respect to the election of directors, and authorizes the Trustee to vote in its judgment or to empower the Proxy Committee to vote in the Proxy Committee's judgment, on such other business as may properly come before the Meeting and any adjournment thereof.

        If no direction is given, this proxy will be voted FOR each of the nominees for election as directors.

            IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE.
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

(X) Please mark votes as in this example.

The Board of Directors recommends a vote FOR                    Comments about the proxy materials or other aspects of the business
         each of the following nominees.                        are welcome. Although not answered on an individual basis, comments are helpful in assessing shareholder sentiment.
1.  Election of Directors: John E. Bryson, Stanley Hiller, Jr.,
    Charles M. Pigott, Franklin D. Raines, Rozanne L. Ridgway,
    and Frank Shrontz.

( ) FOR         ( ) WITHHELD

( ) ------------------------                                    Mark here for                 Mark here for
    For all nominees, except as noted above                     comments      ( )             address change    ( )
                                                                and note above                and note at left

                                                                Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in another representative capacity, sign name and title.

                                                                Signature                                 Date
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                                                                Signature                                  Date
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